Exhibit 10.i.(b).

SHARE REPURCHASE AGREEMENT

This SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 14th day of February, 2014, by and among The Mosaic Company, a Delaware corporation (the “Purchaser”), and the selling party listed on the signature page hereto (the “Seller”),.

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, shares of (i) Class A Common Stock, Series A-3, par value $0.01 per share, of the Purchaser, or Common Stock $0.01 per share, of the Purchaser (“Common Stock”) issuable upon conversion thereof (such Class A Common Stock, Series A-3, and Common Stock, collectively, “Class A-3 Shares”) and (ii) Class A Common Stock, Series A-2, par value $0.01 per share, of the Purchaser, or Common Stock issuable upon conversion thereof (such Class A Common Stock, Series A-2, and Common Stock, collectively, “Class A-2 Shares”), on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”); and

WHEREAS, the board of directors of the Purchaser has approved the Repurchase Transaction and the related transactions that may be required in connection with the Repurchase Transaction.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF CLASS A-3 AND CLASS A-2 SHARES

Section 1.1 Purchase Transaction. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, 1,209,814 Class A-3 Shares and 1,209,814 Class A-2 Shares (collectively, the “Purchased Shares”). The per share purchase price for each such Purchased Share shall be $[46.43] per share, resulting in a total purchase price of $112,343,328.04 (the “Purchase Price”).

Section 1.2 Closing. The closing of the Repurchase Transaction (the “Closing”) will take place on the date hereof and immediately following the execution and delivery of this Agreement (the “Closing Date”). At the Closing (a) the Seller shall deliver or cause to be delivered to the Purchaser all of the Seller’s right, title and interest in and to the Seller’s Purchased Shares by delivery of one or more certificates evidencing such Purchased Shares, together, in each case, with all documentation reasonably necessary to transfer to Purchaser all of the Seller’s right, title and interest in and to such Purchased Shares, and (b) the Purchaser shall pay to the Seller the Purchase Price in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Seller to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby makes the following representations and warranties to the Purchaser, each of this is true and correct on the date hereof and shall survive each Closing.

Section 2.1 Power; Authorization and Enforceability.

(a) Seller has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby have been obtained and are in full force and effect.

(b) This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 2.2 No Conflicts. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby does not and will not constitute or result in a breach, violation, or default under (a) any agreement or instrument, whether written or oral, express or implied, to which Seller is a party, (b) Seller’s declaration of trust or similar instrument or other organizational documents (as applicable), or (c) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of Seller, except, in each case, as would not singly or in the aggregate result in a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

Section 2.3 Title to Shares. Seller is the sole legal and beneficial owner of and has good and valid title to the Purchased Shares, and, upon delivery to the Purchaser of the Purchased Shares by Seller to the Purchaser, against payment of the Purchase Price made pursuant to this Agreement, good and valid title to such Purchased Shares, free and clear of any lien, pledge, charge, security interest, mortgage, or other encumbrance or adverse claim, will pass to the Purchaser.

Section 2.4 Sophistication of Seller. Seller (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase Transaction. Seller has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Repurchase Transaction and the Class A-3 Shares and Class A-2 Shares and has had full access to such other information concerning the Purchased Shares and the Purchaser as it has requested. Seller has received all information that it believes is necessary or appropriate in connection the Repurchase Transaction. Seller is an informed and sophisticated party and has engaged, to the extent Seller deems appropriate, expert advisors experienced in the evaluation of transactions of the type

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contemplated hereby. Seller acknowledges that Seller has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Purchaser, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of Seller in this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby makes the following representations and warranties to the Seller, each of this is true and correct on the date hereof and shall survive each Closing.

Section 3.1 Power; Authorization and Enforceability.

(a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder, and to consummate the transactions contemplated hereby. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby have been obtained and are in full force and effect.

(b) This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 3.2 No Conflicts. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not constitute or result in a breach, violation or default under (a) any agreement or instrument, whether written or oral, express or implied, to which the Purchaser is a party, (b) the Purchaser’s certificate of incorporation, bylaws or other organizational documents, as applicable, or (c) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Purchaser, except, in each case, as would not singly or in the aggregate result in a material adverse effect on the Purchaser’s ability to perform its obligations under this Agreement.

Section 3.3 Sophistication of Purchaser. Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase Transaction. Purchaser is an informed and sophisticated party and has engaged, to the extent Purchaser deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Purchaser acknowledges that Purchaser has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Seller, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of Purchaser in this Agreement.

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ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Notice. All notices, requests, certificates and other communications to any party hereunder shall be in writing and given to each other party hereto and shall be deemed given or made (i) as of the date delivered, if delivered personally, (ii) on the date the delivering party receives confirmation, if delivered by facsimile or electronic mail, (iii) three business days after being mailed by registered or certified mail (postage prepaid, return receipt requested), or (iv) one business day after being sent by overnight courier (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.1).

(a)	If delivered to the Purchaser, to:

The Mosaic Company

Atria Corporate Center, Suite E490

3033 Campus Drive

Plymouth, MN 55441

Attention: Richard L. Mack

Facsimile No.: (763) 577-2990

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Eric Swedenburg

Facsimile No.: (212) 455-2502

(b)	if to the Seller, to the address set forth on the signature page hereto;

Section 4.2 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Repurchase Transaction shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

Section 4.3 Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties, without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 4.3 shall be null and void.

Section 4.4 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and .pdf transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or electronic transmission shall be considered original executed counterparts for purposes of this Section 4.4.

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Section 4.5 Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 4.6 No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

Section 4.7 Amendments; Waivers. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 4.8 Further Assurances. Each party hereto shall use its reasonable best efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.9 Costs and Expenses. Each party hereto shall each pay its own costs and expenses, including, without limitation, any broker’s, finder’s, financial advisor’s or other similar fee or commission, incurred in connection with the negotiation, preparation, execution and performance of this Agreement. The losing party to any court action or other dispute resolution proceeding to enforce this Agreement shall bear the costs thereof and the prevailing party’s attorneys’ fees and other expenses in connection therewith.

Section 4.10 Use of Name; Public Announcements. Purchaser agrees that, except as (i) required, in the opinion of counsel to the Purchaser, by applicable law, regulation, stock exchange requirement or legal process, or (ii) required or requested by the staff of the U.S. Securities and Exchange Commission (the “SEC”), any reference by Purchaser to Seller’s identity in any filing with the SEC, press release or other document or communication generally available to the public is subject to the prior approval of the Seller.

Section 4.11 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signatures appear on the next page.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

THE PURCHASER:

THE MOSAIC COMPANY

By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President,
General Counsel and Corporate Secretary

SHARE REPURCHASE AGREEMENT

This SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 14th day of February, 2014, by and among The Mosaic Company, a Delaware corporation (the “Purchaser”), and the selling parties listed on the signature pages hereto (each, a “Seller,” and, collectively, the “Sellers”).

WHEREAS, the Sellers desire to sell to the Purchaser, and the Purchaser desires to purchase from the Sellers, shares of (i) Class A Common Stock, Series A-3, par value $0.01 per share, of the Purchaser, or Common Stock $0.01 per share, of the Purchaser (“Common Stock”) issuable upon conversion thereof (such Class A Common Stock, Series A-3, and Common Stock, collectively, “Class A-3 Shares”) and (ii) Class A Common Stock, Series A-2, par value $0.01 per share, of the Purchaser, or Common Stock issuable upon conversion thereof (such Class A Common Stock, Series A-2, and Common Stock, collectively, “Class A-2 Shares”), on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”); and

WHEREAS, the board of directors of the Purchaser has approved the Repurchase Transaction and the related transactions that may be required in connection with the Repurchase Transaction.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF CLASS A-3 AND CLASS A-2 SHARES

Section 1.1 Purchase Transaction. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Sellers shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, 2,887,035 Class A-3 Shares in the aggregate and 2,887,035 Class A-2 Shares in the aggregate, as shown in further detail in Schedule A hereto (collectively, the “Purchased Shares”). The per share purchase price for each such Purchased Share shall be the Common Market Price, as defined in Purchaser’s Restated Certificate of Incorporation, dated the 24th day of May, 2011 (“Purchaser’s Certificate of Incorporation”), as of the date of the Closing (i.e., determined over the 20 trading days ending on the trading day immediately preceding the Closing Date (as defined below)); provided, however, that if such Common Market Price is greater than $47.63, then the per share purchase price for each Purchased Share shall be the amount equal to the product of (i) the Common Market Price as of the Closing Date multiplied by (ii) 0.98. As used herein, the “Purchase Price” shall mean the product of (x) the per share purchase price for each Purchased Share determined in accordance with the preceding sentence and (y) the aggregate number of Purchased Shares.

Section 1.2 Closing. The closing of the Repurchase Transaction (the “Closing”) will take place on March 17, 2014 (the “Closing Date”) at 10:00 a.m., New York City time, or at such other subsequent time or date as agreed to by the parties hereto. At the Closing (a) the Sellers shall deliver or cause to be delivered to the Purchaser all of the Sellers’ right, title and interest in and to such Sellers’ Purchased Shares by delivery of one or more certificates evidencing such

Purchased Shares, together, in each case, with all documentation reasonably necessary to transfer to Purchaser all of Sellers’ right, title and interest in and to such Purchased Shares, and (b) the Purchaser shall pay to the Sellers the Purchase Price in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Sellers to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller hereby makes, as to itself, as of the date hereof and as of the Closing, the following representations and warranties to the Purchaser, each of which shall survive each Closing.

Section 2.1 Power; Authorization and Enforceability.

(a) Seller has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby have been obtained and are in full force and effect.

(b) This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 2.2 No Conflicts. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby does not and will not constitute or result in a breach, violation, or default under (a) any agreement or instrument, whether written or oral, express or implied, to which Seller is a party, (b) Seller’s declaration of trust or similar instrument or other organizational documents (as applicable), or (c) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of Seller, except, in each case, as would not singly or in the aggregate result in a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

Section 2.3 Title to Shares. Seller is the sole legal and beneficial owner of and has good and valid title to the shares to be sold by it (as reflected on Schedule A hereto), and, upon delivery to the Purchaser of the Purchased Shares to be sold by Seller to the Purchaser, against payment of the Purchase Price made pursuant to this Agreement, good and valid title to such Purchased Shares, free and clear of any lien, pledge, charge, security interest, mortgage, or other encumbrance or adverse claim, will pass to the Purchaser.

Section 2.4 Sophistication of Seller. Seller (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase Transaction. Seller has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Repurchase Transaction and the Class A-3 Shares and Class A-2 Shares and has had full access to such other information concerning the Purchased Shares and the Purchaser as it has requested. Seller has received all information that it believes is necessary or appropriate in connection the Repurchase Transaction. Seller is an informed and sophisticated party and has engaged, to the extent Seller deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Seller acknowledges that Seller has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Purchaser, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of Seller in this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby makes, as of the date hereof and as of the Closing, the following representations and warranties to the Sellers, each of which shall survive each Closing.

Section 3.1 Power; Authorization and Enforceability.

(a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder, and to consummate the transactions contemplated hereby. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby have been obtained and are in full force and effect.

(b) This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 3.2 No Conflicts. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not constitute or result in a breach, violation or default under (a) any agreement or instrument, whether written or oral, express or implied, to which the Purchaser is a party, (b) the Purchaser’s certificate of incorporation, bylaws or other organizational documents, as applicable, or (c) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Purchaser, except, in each case, as would not singly or in the aggregate result in a material adverse effect on the Purchaser’s ability to perform its obligations under this Agreement.

Section 3.3 Sophistication of Purchaser. Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase Transaction. Purchaser is an informed and sophisticated party and has engaged, to the extent Purchaser deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Purchaser acknowledges that Purchaser has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Sellers, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of Purchaser in this Agreement.

ARTICLE IV

CONDITIONS TO CLOSING

Section 4.1 Conditions to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Purchased Shares at the Closing is subject to the satisfaction, fulfillment or written waiver by the Purchaser, of the following condition:

(a) The representations and warranties of the Sellers set forth in Article II shall be true and correct as of the date of this Agreement and as of the date of the Closing as though then made (except that those representations and warranties that are made as of a specific date need only be true and correct as of such date), (b) the agreements set forth in this Agreement to be performed or complied with by the Sellers shall have been performed or complied with in all material respects and (c) the Purchaser shall have received a certificate of a trustee of each of the Sellers, dated as of the date of the Closing, certifying as to the matters set forth in clauses (a) and (b) of this Section 4.1.

Section 4.2 Conditions to Obligations of the Sellers. The obligations of the Sellers to sell the Purchased Shares at the Closing is subject to the satisfaction, fulfillment or written waiver by the Sellers, of the following condition:

(a) The representations and warranties of the Purchaser set forth in Article III shall be true and correct as of the date of this Agreement and as of the date of the Closing as though then made (except that those representations and warranties that are made as of a specific date need only be true and correct as of such date), (b) the covenants and agreements set forth in this Agreement to be performed or complied with by the Purchaser shall have been performed or complied with in all material respects and (c) the Purchaser shall have received a certificate of an officer of the Purchaser, dated as of the date of the Closing, certifying as to the matters set forth in clauses (a) and (b) of this Section 4.2.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Notice. All notices, requests, certificates and other communications to any party hereunder shall be in writing and given to each other party hereto and shall be deemed given or made (i) as of the date delivered, if delivered personally, (ii) on the date the delivering party receives confirmation, if delivered by facsimile or electronic mail, (iii) three business days after being mailed by registered or certified mail (postage prepaid, return receipt requested), or (iv) one business day after being sent by overnight courier (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.1).

(a)	If delivered to the Purchaser, to:

The Mosaic Company

Atria Corporate Center, Suite E490

3033 Campus Drive

Plymouth, MN 55441

Attention: Richard L. Mack

Facsimile No.: (763) 577-2990

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Eric Swedenburg

Facsimile No.: (212) 455-2502

(b)	if to the Sellers, to the address(es) set forth on the signature page hereto;

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Attention: Robert Evans III

Facsimile No.: (646) 848-8830

Section 5.2 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Repurchase Transaction shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

Section 5.3 Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties, without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 5.3 shall be null and void.

Section 5.4 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and .pdf transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or electronic transmission shall be considered original executed counterparts for purposes of this Section 5.4.

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Section 5.5 Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 5.6 No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

Section 5.7 Amendments; Waivers. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 5.8 Further Assurances. Each party hereto shall use its reasonable best efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.9 Costs and Expenses. Each party hereto shall each pay its own costs and expenses, including, without limitation, any broker’s, finder’s, financial advisor’s or other similar fee or commission, incurred in connection with the negotiation, preparation, execution and performance of this Agreement. The losing party to any court action or other dispute resolution proceeding to enforce this Agreement shall bear the costs thereof and the prevailing party’s attorneys’ fees and other expenses in connection therewith.

Section 5.10 Use of Name; Public Announcements. Purchaser agrees that, except as (i) required, in the opinion of counsel to the Purchaser, by applicable law, regulation, stock exchange requirement or legal process, or (ii) required or requested by the staff of the U.S. Securities and Exchange Commission (the “SEC”), any reference by Purchaser to Sellers’ identity in any filing with the SEC, press release or other document or communication generally available to the public is subject to the prior approval of the Sellers.

Section 5.11 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

THE PURCHASER:

THE MOSAIC COMPANY

By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President,
General Counsel and Corporate Secretary